THE FORESTER FUNDS, INC.

Forester Value Fund

Supplement dated April 1, 2009 (effective at the opening of business)

to the Prospectus for Forester Value Fund and the Statement of Additional Information for the Forester Funds, Inc. each dated July 31, 2008

Effective April 1, 2009, the following changes will be effective for the Forester Value Fund (the "Fund"): (1) shares of the Fund will be known as Class N shares; (2) annual management fees have been permanently reduced from 1.00% to 0.89%; (3) annual distribution and/or service (12b-1) fees, which had been 0.00%, have been reinstated at 0.25%, and (4) annual administration fees have been permanently reduced from 0.35% to 0.15%.  The following supersedes any contrary information contained in the current Prospectus or Statement of Additional Information.

The cover page of the Prospectus is revised to include the following after the first line of the cover page:

Class N shares

In the portions of the Prospectus entitled FUND PERFORMANCE and AVERAGE ANNUAL TOTAL RETURNS, references to the "Fund" are revised to read as "Class N shares of the Fund" throughout.

The portion of the Prospectus entitled FEES AND EXPENSES describing the shareholder expenses of the Fund is amended to read as follows:

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Class N shares of the Forester Value Fund.

ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)	CLASS N
Management Fees	0.89%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses (1)	0.15%
Total Annual Fund Operating Expenses	1.29%

*

Annual Fund Operating Expenses are restated to reflect current fees of Class N shares of the Fund, which are different from periods prior to the date of this Supplement.

(1) In addition to the 0.89% fee paid to Forester Capital for investment advisory services, the Fund pays Forester Capital a 0.15% fee for administrative services , and Forester Capital pays all normal operating expenses of Class N shares except the investment advisory fee.

EXAMPLE

This Example is intended to help you compare the cost of investing in Class N shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's Class N operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$131	$409	$708	$1,556

The title of the financial highlights portion of the Prospectus is revised to read as follows:

THE FORESTER VALUE FUND-Class N shares

The Statement of Additional Information is revised such that the first sentence of the paragraph entitled FUND HISTORY AND CLASSIFICATION reads as follows:

The Forester Funds, Inc. (the "Company") is an open-end management investment company consisting of two diversified portfolios, The Forester Value Fund (the "Value Fund"), which offers Class N shares and may subsequently offer another class or classes of shares, and The Forester Discovery Fund (the "Discovery Fund") (each a "Fund" and together, the "Funds").

You should read this Supplement in conjunction with the Prospectus for the Forester Value Fund and the Statement of Additional Information for The Forester Funds, Inc., each dated July 31, 2008, which provide information that you should know about the Forester Value Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Forester Value Fund at 1-800-388-0365.

Supplement dated April 1, 2009